UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2014

BRIGGS & STRATTON CORPORATION
(Exact name of registrant as specified in its charter)

Wisconsin	1-1370	39-0182330
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

12301 West Wirth Street, Wauwatosa, Wisconsin 53222
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (414) 259-5333

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

BRIGGS & STRATTON CORPORATION AND SUBSIDIARIES

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On October 15, 2014, the shareholders of Briggs & Stratton Corporation (the “Corporation”) approved the Briggs & Stratton Corporation 2014 Omnibus Incentive Plan (the “2014 Plan”). The 2014 Plan is intended to motivate participants through performance-related incentives, align the interests of participants with those of the Corporation’s shareholders and enable the Corporation to attract and retain qualified and competent persons as employees and members of its Board of Directors. The 2014 Plan provides for a variety of awards, including stock options, stock appreciation rights, restricted stock, restricted stock units, performance share units, performance units and other stock-based and cash-based awards, as described in the Corporation’s Definitive Proxy Statement for its 2014 Annual Meeting of Shareholders, which was filed with the Securities and Exchange Commission on September 4, 2014 (the “2014 Proxy Statement”).

The foregoing description of the 2014 Plan is not complete and is qualified in its entirety by the full text of the 2014 Plan, which was included as Exhibit B to the 2014 Proxy Statement and is incorporated herein by reference.

BRIGGS & STRATTON CORPORATION AND SUBSIDIARIES

ITEM 5.07 Submission of Matters to a Vote of Security Holders.
The Annual Meeting of Shareholders of the Corporation was held on October 15, 2014 with the following results:

The following nominees were elected to serve three-year terms on the Corporation’s Board of Directors by the following votes:

	For	Withheld	Broker Non-Votes
Keith R. McLoughlin	36,786,433	619,719	4,209,574
Henrik C. Slipsager	36,804,912	601,240	4,209,574
Brian C. Walker	36,788,386	617,766	4,209,574

Directors of the Corporation whose terms of office continued after the Annual Meeting are as follows: James E. Humphrey, Frank M. Jaehnert, Patricia L. Kampling, Charles I. Story and Todd J. Teske.

Deloitte & Touche LLP was ratified as the Corporation’s independent auditors by the following votes:

For	Against	Abstain	Broker Non-Votes
41,209,374	190,203	216,149	—

The advisory proposal to approve executive compensation was approved by the following votes:

For	Against	Abstain	Broker Non-Votes
35,639,406	1,459,110	307,636	4,209,574

The 2014 Plan was approved by the following votes:

For	Against	Abstain	Broker Non-Votes
33,471,045	3,654,859	280,248	4,209,574

BRIGGS & STRATTON CORPORATION AND SUBSIDIARIES

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.    Description

10.1
Briggs & Stratton Corporation 2014 Omnibus Incentive Plan (incorporated by reference to Exhibit B to the Corporation’s Definitive Proxy Statement for its 2014 Annual Meeting of Shareholders, which was filed with the Securities and Exchange Commission on September 4, 2014).

BRIGGS & STRATTON CORPORATION AND SUBSIDIARIES

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BRIGGS & STRATTON CORPORATION
(Registrant)

Date: October 21, 2014	/s/ David J. Rodgers
David J. Rodgers
Senior Vice President and Chief Financial Officer
Duly Authorized Officer

BRIGGS & STRATTON CORPORATION AND SUBSIDIARIES

EXHIBIT INDEX

Exhibit No.	Description
10.1
Briggs & Stratton Corporation 2014 Omnibus Incentive Plan (incorporated by reference to Exhibit B to the Corporation’s Definitive Proxy Statement for its 2014 Annual Meeting of Shareholders, which was filed with the Securities and Exchange Commission on September 4, 2014).